[Eaton Vance Logo]

                                                         [Newspaper Calculator
                                                                       of NYSE]

   Annual Report December 31, 2001

[NYSE    EATON VANCE
FLAG]     UTILITIES
           FUND

[Photo of Stock Market]

Eaton Vance Utilities Fund as of December 31, 2001

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[Photo of          For the year ended December 31,
James B. Hawkes]   2001, Eaton Vance Utilities Fund
                   had a total return of -18.93% for
James B. Hawkes    Class A shares.(1) This return
President          resulted from a decrease in net
                   asset value (NAV) to $7.74 per
share on December 31, 2001 from $10.06 per share on December 31, 2000, and the reinvestment of $0.155 per share in income dividends and $0.309 per share in capital gains distributions.

For Class B, the total return was -19.51% for the same period, based on a decrease in NAV from $12.18 to $9.44 and the reinvestment of $0.10 per share in income dividends and $0.309 per share in capital gains distributions.(1)

For Class C, the total return was -19.55% for the same period, based on a decrease in NAV from $13.13 to $10.20 and the reinvestment of $0.10 per share in income dividends and $0.309 per share in capital gains distributions.(1)

By comparison, the average total return for mutual funds in the Lipper Utility Funds Classification was -21.24% for the period.(2)

A slowing economy was dealt a further blow by the events of September 11...

The past year featured an economy characterized by deteriorating corporate profits, mounting job layoffs and sharply lower capital spending. By the third quarter, the economy had moved into recession, as Gross Domestic Product - the broadest measure of the nation's economic activity - contracted at its fastest rate since 1991. The tragic events of September 11 dealt a further blow to the economy, as consumer spending, which had kept the economy afloat for the past year, declined sharply amid an increasingly uncertain political outlook. Against this backdrop, the equity markets moved dramatically lower through much of the year. The Federal Reserve continued an accommodative policy begun in January, and by year-end, had cut its Federal Funds rate - a key benchmark for short-term interest rates - a total of 475 basis points (4.75%).

Even as the economy continued to struggle, the markets appeared to gain some traction in the fourth quarter. However, in a major departure from recent years, investors have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

While the economy remains quite weak, investors should remember that the stock market has historically discounted future economic trends. When the economy regains its momentum, we expect a marked improvement in corporate earnings. We remain optimistic about our economic future and confident about the opportunities in the equity markets.

Sincerely,

JAMES B. HAWKES

James B. Hawkes
President
February 6, 2002
James B. Hawkes
President

Performance(3)         Class A      Class B      Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                -18.93%      -19.51%      -19.55%
Five Years               11.81        10.96        10.77
Ten Years                 9.34         N.A.         N.A.
Life of Fund+            13.06         8.62         8.35

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                -23.57%      -23.39%      -20.32%
Five Years               10.48        10.71        10.77
Ten Years                 8.69         N.A.         N.A.
Life of Fund+            12.73         8.62         8.35

+Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93

Ten Largest Holdings(4)
--------------------------------------------------------------------------------
Exelon Corp.                              6.4%
SBC Communications                        6.3
BCE Inc.                                  4.3
Allegheny Energy Inc.                     3.9
Bellsouth                                 3.6
CLECO Corp.                               3.1
PPL Corp.                                 2.5
Verizon Communications                    2.5
NiSource                                  2.5
DTE Energy                                2.5

(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
   (CDSC) for Class B and Class C shares. (2)It is not possible to invest directly in a Lipper Classification. (3)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4)Ten largest holdings accounted for 37.6% of the Portfolio's net assets. Holdings are subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Utilities Fund as of December 31, 2001

--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

AN INTERVIEW WITH JUDITH A. SARYAN,
PORTFOLIO MANAGER OF UTILITIES PORTFOLIO


Q: Judy, can you give us an   [Photo of
   overview of the invest-    Judith A. Saryan]
   ment environment           Judith A. Saryan
   for utilities in 2001?     Portfolio Manager

A: 2001 was a stormy year for utilities. The sector faced difficult circumstances, with corporate profits being squeezed at both ends by excess capacity and lack of demand. Add to this a slowing global economy and heightened political uncertainty and you have a difficult investment environment. That said, we were able to outperform our benchmarks, and it looks as though the worst may be over.

Q: Against such a challenging backdrop, has the Portfolio's strategy changed?

A: No, we continue to focus on total return by investing in companies that pay dividends and can grow dividends over time. We focus our investments on companies with solid balance sheets and positive free cash flow. 2001 provided us with many opportunities to purchase companies that were reasonably valued, with solid characteristics.

Q: What happened with power generation companies over the past 12 months?

A: Many power generation companies continued aggressive expansion programs in the year 2001. This was in response to massive shortages experienced in 2000. Unfortunately for these companies, demand was off due to a softening economy and lack of weather-related strains. As we entered the second half of 2001, there were adequate energy supplies. Going forward, power generators should see a gradual upturn as demand begins to increase. Also, balance sheets for these companies are improving as expansion costs diminish.

Q: What about power distribution companies?

A: As a whole, power distribution companies did not experience the same pressures felt by generation companies. In fact, lower energy prices had the opposite effects on distribution companies as they benefitted from lower prices. Integrated power companies also showed relative strength in 2001. These companies deal in both power generation and distribution. In general, they have had stronger balance sheets and the flexibility to payout higher dividends, both of which are very important considerations for our Portfolio.

Largest Equity Industries+
--------------------------------------------------------------------------------
As a percentage of total equities


   Electric Utilities                   36.6%

   Utilities - Electrical & Gas         21.3%

   Telephone Utilities                  19.7%

   Gas Utilities                         5.8%

   Telecommunucations Services           4.2%

+ Industry allocation is subject to change due to active management.

Eaton Vance Utilities Fund as of December 31, 2001

--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

Q: Can you give us an example of an integrated power company?

A: Yes. Allegheny Energy, one of our top holdings in 2001, supplies electricity and natural gas to four states in the Mid-Atlantic and Ohio. They were under pressure from weak demand for part of the year, but they have a strong balance sheet. As energy prices recover, this company is positioned to participate in that recovery.

Q: In the past, telecommunication holdings made up a large part of the Portfolio. Is that still true today?

A: No. By the beginning of 2001, we had sold a major portion of our telecommunication holdings. There was so much excess capacity and over-investment within this arena, we wanted to limit the portfolio's exposure to this sector. We continue to hold investments in regional "Bells," which performed well relative to the overall market. We also held other telephone utilities, like BCE. This Canadian utility owns 80% of Bell Canada, as well as a large portion of Canada's Globe and Mail newspaper. BCE reminds me of AT&T before its breakup. They offer a very diverse bundle of services, including satellite television, and both local and long distance services.

Q: How did natural gas perform as a sector?

A: Prices for natural gas fell in 2001 due to slowing demand. Prices appear to have bottomed and our outlook for natural gas providers is improving, and we expect that because the supply of natural gas is limited, demand should improve as the economy recovers.

Q: Did the collapse of Enron have any affect on the Portfolio?

A: We sold Enron late in 2000 and early in 2001 after a profit. Enron's collapse hurt independent power companies, energy wholesalers and traders. The companies within these groups declined as a result of the Enron collapse and now offer some potential on a selective basis. The after-shock from the Enron situation will overshadow the industry for some time and, unfortunately, may lead to increased regulatory scrutiny, especially on the distribution side. Longer-term integrated energy companies should benefit most from the Enron situation.

Q: What is your outlook for the year ahead?

A: I am optimistic for utilities in the year ahead. Utility companies are raising equity and are entering the new year with better balance sheets and less new-capacity additions. Overall, we feel energy prices have bottomed and should gradually rise in the year ahead as economic conditions improve. As for individual sectors, our outlook for generation companies is for increased demand, while distribution companies should see steady growth. Natural gas prices could increase over the next 12 months, and in the year ahead it may be time to start looking at telecom once again.

Eaton Vance Utilities Fund as of December 31, 2001

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

[CHART]

             Comparison of Change in Value of a $10,000 Investment in
                    Eaton Vance Utilities Fund Class A vs.
        the Standard & Poor's 500 and Standard & Poor's Utilities Indexes*

                                UTILITIES FUND- A
                               Inception: 12/18/81

--------------------------------------------------------------------------------------------
                                             FUND VALUE
                          FUND VALUE AT      WITH SALES                        S&P UTILITIES
        DATE                        NAV          CHARGE       S&P 500 INDEX           INDEX
--------------------------------------------------------------------------------------------
           12/31/1991           $10,000          $10,000           $10,000          $10,000
            1/31/1992            $9,518           $8,975            $9,814
            2/29/1992            $9,415           $8,878            $9,941
            3/31/1992            $9,271           $8,742            $9,748
            4/30/1992            $9,531           $8,987           $10,034
            5/31/1992            $9,760           $9,203           $10,083
            6/30/1992            $9,771           $9,213            $9,933
            7/31/1992           $10,393           $9,800           $10,338
            8/31/1992           $10,319           $9,731           $10,127
            9/30/1992           $10,374           $9,782           $10,246
           10/31/1992           $10,289           $9,701           $10,281
           11/30/1992           $10,363           $9,772           $10,630
           12/31/1992           $10,660          $10,051           $10,761
            1/31/1993           $10,956          $10,331           $10,851
            2/28/1993           $11,662          $10,996           $10,999
            3/31/1993           $11,778          $11,106           $11,230
            4/30/1993           $11,731          $11,062           $10,959
            5/31/1993           $11,651          $10,986           $11,251
            6/30/1993           $11,989          $11,305           $11,284
            7/31/1993           $12,280          $11,579           $11,239
            8/31/1993           $12,665          $11,942           $11,664
            9/30/1993           $12,594          $11,875           $11,575
           10/31/1993           $12,346          $11,642           $11,814
           11/30/1993           $11,532          $10,874           $11,702
           12/31/1993           $11,671          $11,005           $11,843
            1/31/1994           $11,487          $10,831           $12,245
            2/28/1994           $11,018          $10,390           $11,913
            3/31/1994           $10,779          $10,164           $11,395
            4/30/1994           $10,965          $10,339           $11,541
            5/31/1994           $10,516           $9,916           $11,730
            6/30/1994           $10,218           $9,635           $11,442
            7/31/1994           $10,366           $9,774           $11,818
            8/31/1994           $10,291           $9,703           $12,301
            9/30/1994           $10,108           $9,531           $12,001
           10/31/1994           $10,119           $9,542           $12,270
           11/30/1994           $10,106           $9,529           $11,824
           12/31/1994           $10,238           $9,654           $11,999
            1/31/1995           $10,533           $9,932           $12,310
            2/28/1995           $10,450           $9,854           $12,789
            3/31/1995           $10,436           $9,840           $13,166
            4/30/1995           $10,598           $9,993           $13,553
            5/31/1995           $11,115          $10,481           $14,094
            6/30/1995           $11,182          $10,544           $14,421
            7/31/1995           $11,469          $10,815           $14,899
            8/31/1995           $11,620          $10,957           $14,936
            9/30/1995           $12,172          $11,478           $15,566
           10/31/1995           $12,296          $11,594           $15,510
           11/30/1995           $12,489          $11,777           $16,191
           12/31/1995           $13,057          $12,312           $16,502
            1/31/1996           $13,371          $12,608           $17,063
            2/29/1996           $13,283          $12,525           $17,222
            3/31/1996           $13,224          $12,470           $17,388
            4/30/1996           $13,123          $12,374           $17,644
            5/31/1996           $13,467          $12,699           $18,098
            6/30/1996           $13,698          $12,916           $18,167
            7/31/1996           $13,039          $12,295           $17,365
            8/31/1996           $13,489          $12,719           $17,732
            9/30/1996           $13,588          $12,813           $18,729
           10/31/1996           $13,792          $13,005           $19,245
           11/30/1996           $13,981          $13,183           $20,699
           12/31/1996           $13,971          $13,174           $20,289
            1/31/1997           $14,223          $13,411           $21,556
            2/28/1997           $14,299          $13,483           $21,725
            3/31/1997           $13,889          $13,097           $20,834
            4/30/1997           $13,642          $12,863           $22,076
            5/31/1997           $14,337          $13,519           $23,420
            6/30/1997           $14,742          $13,901           $24,468
            7/31/1997           $15,268          $14,397           $26,414
            8/31/1997           $15,035          $14,177           $24,935
            9/30/1997           $15,965          $15,054           $26,300
           10/31/1997           $15,362          $14,486           $25,423
           11/30/1997           $15,825          $14,922           $26,599
           12/31/1997           $16,231          $15,305           $27,055
            1/31/1998           $16,702          $15,749           $27,354
            2/28/1998           $17,297          $16,310           $29,326
            3/31/1998           $18,452          $17,399           $30,826
            4/30/1998           $18,273          $17,230           $31,136
            5/31/1998           $18,426          $17,374           $30,602
            6/30/1998           $18,677          $17,612           $31,844
            7/31/1998           $18,398          $17,348           $31,506
            8/31/1998           $16,722          $15,768           $26,955
            9/30/1998           $17,566          $16,563           $28,682
           10/31/1998           $17,543          $16,542           $31,013
           11/30/1998           $18,617          $17,555           $32,892
           12/31/1998           $20,091          $18,945           $34,786
            1/31/1999           $21,497          $20,270           $36,240
            2/28/1999           $20,663          $19,484           $35,114
            3/31/1999           $21,268          $20,054           $36,519
            4/30/1999           $22,051          $20,793           $37,933
            5/31/1999           $21,948          $20,696           $37,039
            6/30/1999           $22,732          $21,435           $39,092
            7/31/1999           $23,516          $22,175           $37,873
            8/31/1999           $22,202          $20,935           $37,685
            9/30/1999           $22,887          $21,581           $36,654
           10/31/1999           $25,568          $24,110           $38,972
           11/30/1999           $26,267          $24,768           $39,764
           12/31/1999           $28,280          $26,666           $42,105
            1/31/2000           $28,402          $26,781           $39,990
            2/29/2000           $29,373          $27,697           $39,233
            3/31/2000           $30,128          $28,409           $43,069
            4/30/2000           $28,018          $26,419           $41,774
            5/31/2000           $27,708          $26,127           $40,916
            6/30/2000           $27,990          $26,393           $41,925
            7/31/2000           $27,782          $26,197           $41,270
            8/31/2000           $29,799          $28,099           $43,832
            9/30/2000           $30,963          $29,197           $41,519
           10/31/2000           $30,070          $28,355           $41,343
           11/30/2000           $28,075          $26,473           $38,086
           12/31/2000           $30,112          $28,394           $38,273
            1/31/2001           $28,976          $27,322           $39,630
            2/28/2001           $29,305          $27,633           $36,018
            3/31/2001           $28,137          $26,532           $33,738
            4/30/2001           $29,784          $28,084           $36,358
            5/31/2001           $29,752          $28,055           $36,602
            6/30/2001           $27,200          $25,648           $35,711
            7/31/2001           $26,357          $24,854           $35,359
            8/31/2001           $25,343          $23,897           $33,148
            9/30/2001           $23,890          $22,527           $30,471
           10/31/2001           $23,685          $22,333           $31,053
           11/30/2001           $23,543          $22,200           $33,434
           12/31/2001           $24,411          $23,019           $33,727


Performance**          Class A      Class B      Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                -18.93%      -19.51%      -19.55%
Five Years               11.81        10.96        10.77
Ten Years                 9.34         N.A.         N.A.
Life of Fund+            13.06         8.62         8.35
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                -23.57%      -23.39%      -20.32%
Five Years               10.48        10.71        10.77
Ten Years                 8.69         N.A.         N.A.
Life of Fund+            12.73         8.62         8.35

+Inception Dates - Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93

*  Source: TowersData, Bethesda, MD.

   The chart compares the Fund's total return with that of the S&P Utilities Index, an unmanaged index of certain utilities stocks, and the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund and in each Index. An investment in the Fund's Class B shares on 11/1/93 would have been worth $19,656 on December 31, 2001. An investment in the Fund's Class C shares on 11/1/93 would have been worth $19,250 on December 31, 2001. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investment in Utilities Portfolio, at
   value
   (identified cost, $405,984,655)        $425,706,474
Receivable for Fund shares sold                383,948
------------------------------------------------------
TOTAL ASSETS                              $426,090,422
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $  1,434,130
Payable to affiliate for distribution
   and service fees                              1,487
Payable to affiliate for Trustees' fees          1,161
Accrued expenses                                64,402
------------------------------------------------------
TOTAL LIABILITIES                         $  1,501,180
------------------------------------------------------
NET ASSETS                                $424,589,242
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $362,817,872
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (11,237,524)
Accumulated undistributed net investment
   income                                   53,287,075
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         19,721,819
------------------------------------------------------
TOTAL                                     $424,589,242
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $360,738,103
SHARES OUTSTANDING                          46,601,490
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.74
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $7.74)       $       8.21
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 54,199,105
SHARES OUTSTANDING                           5,742,905
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.44
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  9,652,034
SHARES OUTSTANDING                             945,989
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.20
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
--------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $153,457)            $   13,127,272
Interest allocated from Portfolio                307,731
Expenses allocated from Portfolio             (3,553,876)
--------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $    9,881,127
--------------------------------------------------------

Expenses
--------------------------------------------------------
Trustees' fees and expenses               $        4,292
Distribution and service fees
   Class A                                     1,047,846
   Class B                                       631,150
   Class C                                       108,066
Transfer and dividend disbursing agent
   fees                                          495,335
Printing and postage                              42,779
Registration fees                                 40,001
Custodian fee                                     34,565
Legal and accounting services                     27,370
Miscellaneous                                     25,184
--------------------------------------------------------
TOTAL EXPENSES                            $    2,456,588
--------------------------------------------------------

NET INVESTMENT INCOME                     $    7,424,539
--------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $   (9,845,752)
   Foreign currency transactions                 (11,071)
--------------------------------------------------------
NET REALIZED LOSS                         $   (9,856,823)
--------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (103,797,587)
   Foreign currency                               (4,309)
--------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (103,801,896)
--------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (113,658,719)
--------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (106,234,180)
--------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       7,424,539  $       6,227,559
   Net realized gain (loss)                      (9,856,823)        91,617,509
   Net change in unrealized appreciation
      (depreciation)                           (103,801,896)       (62,284,703)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    (106,234,180) $      35,560,365
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (7,440,581) $      (5,065,205)
      Class B                                      (594,677)          (216,823)
      Class C                                       (95,498)           (27,082)
   From net realized gain
      Class A                                   (14,904,923)       (95,735,358)
      Class B                                    (1,804,429)       (11,205,784)
      Class C                                      (271,887)        (1,459,538)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (25,111,995) $    (113,709,790)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      15,846,337  $      16,132,336
      Class B                                    13,581,927         17,535,099
      Class C                                     4,585,117          5,834,442
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    17,717,250         82,008,094
      Class B                                     2,020,919          9,745,215
      Class C                                       318,635          1,309,481
   Cost of shares redeemed
      Class A                                   (53,229,092)       (46,135,967)
      Class B                                   (15,869,011)       (10,838,208)
      Class C                                    (3,293,352)        (1,662,960)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $     (18,321,270) $      73,927,532
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $    (149,667,445) $      (4,221,893)
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     574,256,687  $     578,478,580
------------------------------------------------------------------------------
AT END OF YEAR                            $     424,589,242  $     574,256,687
------------------------------------------------------------------------------
Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $      53,287,075  $      53,601,423
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 CLASS A
                                  ---------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)        1997
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.060       $ 11.650       $ 10.150       $  8.450      $  8.770
-------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------
Net investment income              $  0.141       $  0.134       $  0.150       $  0.251      $  0.409
Net realized and unrealized
   gain (loss)                       (1.997)         0.593          3.773          1.721         0.887
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.856)      $  0.727       $  3.923       $  1.972      $  1.296
-------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------
From net investment income         $ (0.155)      $ (0.115)      $ (0.162)      $ (0.235)     $ (0.331)
From net realized gain               (0.309)        (2.202)        (2.261)        (0.037)       (1.285)
-------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.464)      $ (2.317)      $ (2.423)      $ (0.272)     $ (1.616)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  7.740       $ 10.060       $ 11.650       $ 10.150      $  8.450
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (18.93)%         6.48%         40.75%         23.78%        16.18%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $360,738       $492,352       $509,845       $409,178      $370,457
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.10%          1.08%          1.08%          1.11%         1.12%
   Interest expense(3)                 0.01%          0.01%            --(4)        0.16%         0.01%
   Net investment income               1.62%          1.18%          1.33%          2.75%         4.06%
Portfolio Turnover of the
   Portfolio                            169%           149%            93%            78%          169%
-------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CLASS B
                                  --------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $12.180        $13.680        $11.610        $ 9.670
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.092        $ 0.056        $ 0.076        $ 0.209
Net realized and unrealized
   gain (loss)                       (2.423)         0.691          4.337          1.970
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.331)       $ 0.747        $ 4.413        $ 2.179
------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------
From net investment income          $(0.100)       $(0.045)       $(0.082)       $(0.202)
From net realized gain               (0.309)        (2.202)        (2.261)        (0.037)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.409)       $(2.247)       $(2.343)       $(0.239)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.440        $12.180        $13.680        $11.610
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (19.51)%         5.61%         39.71%         22.89%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $54,199        $71,098        $62,285        $45,958
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.85%          1.85%          1.82%          1.85%
   Interest expense(3)                 0.01%          0.01%            --(4)        0.16%
   Net investment income               0.87%          0.42%          0.59%          2.01%
Portfolio Turnover of the
   Portfolio                            169%           149%            93%            78%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CLASS C
                                  --------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------
                                    2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.130        $14.580        $12.270        $10.190
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment income               $ 0.099        $ 0.058        $ 0.078        $ 0.220
Net realized and unrealized
   gain (loss)                       (2.620)         0.739          4.589          2.082
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.521)       $ 0.797        $ 4.667        $ 2.302
------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------
From net investment income          $(0.100)       $(0.045)       $(0.096)       $(0.185)
From net realized gain               (0.309)        (2.202)        (2.261)        (0.037)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.409)       $(2.247)       $(2.357)       $(0.222)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.200        $13.130        $14.580        $12.270
------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (19.55)%         5.60%         39.67%         22.88%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 9,652        $10,806        $ 6,349        $ 3,736
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.85%          1.85%          1.85%          1.89%
   Interest expense(3)                 0.01%          0.01%            --(4)        0.16%
   Net investment income               0.87%          0.41%          0.57%          1.99%
Portfolio Turnover of the
   Portfolio                            169%           149%            93%            78%
------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4)  Represents less than 0.01%
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Utilities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $199,692 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009. At December 31, 2001, net capital losses of $9,403,940 attributable to security transactions incurrred after October 31, 2001 are treated as arising on the first day of the Fund's taxable year. At December 31, 2001, the Fund's undistributed ordinary income on a tax basis was not significantly different than its accumulated undistributed net investment income.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $12,646,903 as a long-term capital gain distribution for its taxable year ended December 31,

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   2001. All other distributions from the Fund for the year ended December 31, 2001, were from ordinary income for tax purposes.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,831,810    1,428,727
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               2,011,574    7,861,040
    Redemptions                               (6,196,798)  (4,083,183)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                   (2,353,414)   5,206,584
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      1,252,087    1,313,208
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 188,305      780,945
    Redemptions                               (1,536,213)    (809,416)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (95,821)   1,284,737
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        394,712      406,979
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  27,501       98,278
    Redemptions                                 (299,274)    (117,641)
    ------------------------------------------------------------------
    NET INCREASE                                 122,939      387,616
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $39,736 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2001.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $473,362 and $81,049 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2001, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2001, the amounts of Uncovered Distribution Charges EVD calculated under the Plans were approximately $838,990 and $1,502,043 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   payments for the year ended December 31, 2001 amounted to $1,047,846, $157,788, and $27,017 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $110,174 and $5,114 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $33,976,470 and $79,078,065, respectively, for the year ended December 31, 2001.

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE UTILITIES FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.2%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Agricultural Services -- 1.3%
-----------------------------------------------------------------------
Monsanto Co.                                   165,000     $  5,577,000
-----------------------------------------------------------------------
                                                           $  5,577,000
-----------------------------------------------------------------------
Broadcasting and Cable -- 0.5%
-----------------------------------------------------------------------
Cox Communications, Inc., Class A(1)            50,000     $  2,095,500
Ovation, Inc.(1)(2)                            285,787                0
-----------------------------------------------------------------------
                                                           $  2,095,500
-----------------------------------------------------------------------
Drugs -- 0.5%
-----------------------------------------------------------------------
Ivax Corp.(1)                                  110,000     $  2,215,400
-----------------------------------------------------------------------
                                                           $  2,215,400
-----------------------------------------------------------------------
Electric Utilities -- 36.6%
-----------------------------------------------------------------------
Allegheny Energy, Inc.                         456,300     $ 16,527,186
ALLETE, Inc.                                   310,000        7,812,000
Cleco Corp.                                    600,000       13,182,000
DPL, Inc.                                      300,000        7,224,000
DTE Energy Co.                                 250,000       10,485,000
Energy East Corp.                              170,000        3,228,300
Entergy Corp.                                  260,000       10,168,600
Exelon Corp.                                   565,625       27,082,125
FPL Group, Inc.                                 80,100        4,517,640
Innogy Holdings plc(3)                       1,000,000        2,794,400
Mirant Corp.(1)                                600,000        9,612,000
National Grid Group plc(3)                     759,000        4,727,887
NRG Energy, Inc.(1)                            382,100        5,922,550
Pinnacle West Capital Corp.                     90,000        3,766,500
PPL Corp.                                      308,200       10,740,770
Reliant Resources, Inc.(1)                     200,000        3,302,000
Scottish and Southern Energy plc(3)            500,000        4,438,950
TXU Corp.                                      215,000       10,137,250
-----------------------------------------------------------------------
                                                           $155,669,158
-----------------------------------------------------------------------
Gas Utilities -- 5.8%
-----------------------------------------------------------------------
Equitable Resources, Inc.                      145,000     $  4,940,150
KeySpan Corp.                                  205,000        7,103,250
Kinder Morgan Management, LLC(1)               134,022        5,079,434
National Fuel Gas Co.                          230,000        5,681,000
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Gas Utilities (continued)
-----------------------------------------------------------------------
Peoples Energy Corp.                            50,000     $  1,896,500
-----------------------------------------------------------------------
                                                           $ 24,700,334
-----------------------------------------------------------------------
Medical Products -- 0.4%
-----------------------------------------------------------------------
Applera Corp. -- Applied Biosystems             40,000     $  1,570,800
-----------------------------------------------------------------------
                                                           $  1,570,800
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.7%
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(1)                  100,000     $  2,331,000
San Juan Basin Royalty Trust                   500,000        4,795,000
-----------------------------------------------------------------------
                                                           $  7,126,000
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 1.8%
-----------------------------------------------------------------------
Talisman Energy Inc.                           200,000     $  7,570,000
-----------------------------------------------------------------------
                                                           $  7,570,000
-----------------------------------------------------------------------
Oil Services -- 0.1%
-----------------------------------------------------------------------
Plains All American Pipeline, L.P.              25,000     $    649,750
-----------------------------------------------------------------------
                                                           $    649,750
-----------------------------------------------------------------------
REITS -- 1.3%
-----------------------------------------------------------------------
Annaly Mortgage, Inc. 144A(1)(4)               350,000     $  5,607,000
-----------------------------------------------------------------------
                                                           $  5,607,000
-----------------------------------------------------------------------
Telecommunications Services -- 4.2%
-----------------------------------------------------------------------
AT&T Wireless Services, Inc.(1)                396,661     $  5,700,018
Cosmote Mobile Communications GDR(4)            78,000        1,614,600
Sprint Corp. (PCS Group)(1)                    285,000        6,956,850
Telecom Italia Mobile(3)                       502,000        2,802,465
Triton PCS Holdings Inc., Class A(1)            30,000          880,500
-----------------------------------------------------------------------
                                                           $ 17,954,433
-----------------------------------------------------------------------
Telephone Utilities -- 19.7%
-----------------------------------------------------------------------
BCE, Inc.(3)                                   807,700     $ 18,415,560
BellSouth Corp.                                400,000       15,260,000
Manitoba Telecom Services, Inc.(3)             230,000        4,999,809
SBC Communications, Inc.                       690,000       27,027,300
Sprint Corp. (FON Group)                       365,000        7,329,200

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Telephone Utilities (continued)
-----------------------------------------------------------------------
Verizon Communications, Inc.                   225,000     $ 10,678,500
-----------------------------------------------------------------------
                                                           $ 83,710,369
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 21.3%
-----------------------------------------------------------------------
Alliant Energy Corp.                           193,500     $  5,874,660
Cinergy Corp.                                  240,000        8,023,200
CMS Energy Corp.                               280,000        6,728,400
Consolidated Edison, Inc.                      150,000        6,054,000
Dominion Resources, Inc.                       120,000        7,212,000
Dynegy, Inc., Class A                            5,000          127,500
Firstenergy Corp.                              295,000       10,319,100
MDU Resources Group, Inc.                      125,000        3,518,750
Nisource, Inc.                                 458,913       10,582,534
Progress Energy Inc.                           190,000        8,555,700
Public Service Enterprise Group Inc.           209,100        8,821,929
Reliant Energy, Inc.                           145,000        3,845,400
SCANA Corp.                                    235,000        6,540,050
Williams Cos., Inc. (The)                      100,000        2,552,000
WPS Resources Corp.                             50,000        1,827,500
-----------------------------------------------------------------------
                                                           $ 90,582,723
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $384,567,468)                          $405,028,467
-----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 3.1%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 3.1%
-----------------------------------------------------------------------
Cinergy Corp.(1)                               120,000     $  6,624,000
Sierra Pacific Resources(1)                    125,000        6,687,500
-----------------------------------------------------------------------
                                                           $ 13,311,500
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $12,253,200)                           $ 13,311,500
-----------------------------------------------------------------------

CONVERTIBLE BONDS -- 0.4%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Ovation, Inc. (PIK), 9.75%, 2/23/01*(2)     $    3,595     $  1,797,612
-----------------------------------------------------------------------
Total Convertible Bonds
   (identified cost, $3,595,224)                           $  1,797,612
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 0.5%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
General Electric Capital, 1.78%, 1/2/02     $    2,030     $  2,029,900
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $2,029,900)                         $  2,029,900
-----------------------------------------------------------------------
Total Investments -- 99.2%
   (identified cost $402,445,792)                          $422,167,479
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.8%                     $  3,539,025
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $425,706,504
-----------------------------------------------------------------------

 GDR - Global Depositary Receipt.
 (PIK) - Payment In Kind.
 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3)  Foreign security.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 *    Issuer defaulted on maturity payment.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $402,445,792)                          $422,167,479
Cash                                             3,520
Receivable for investments sold              3,867,469
Dividends receivable                           932,743
Prepaid expenses                                 2,532
------------------------------------------------------
TOTAL ASSETS                              $426,973,743
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  1,223,700
Payable to affiliate for Trustees' fees          6,551
Accrued expenses                                36,988
------------------------------------------------------
TOTAL LIABILITIES                         $  1,267,239
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $425,706,504
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $405,984,689
Net unrealized appreciation (computed on
   the basis of
   identified cost)                         19,721,815
------------------------------------------------------
TOTAL                                     $425,706,504
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
-------------------------------------------------------
Dividends (net of foreign taxes,
   $153,457)                              $  13,127,274
Interest                                        307,731
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  13,435,005
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $   3,208,204
Trustees' fees and expenses                      25,901
Custodian fee                                   240,719
Legal and accounting services                    30,698
Interest expense                                 40,740
Miscellaneous                                     7,614
-------------------------------------------------------
TOTAL EXPENSES                            $   3,553,876
-------------------------------------------------------

NET INVESTMENT INCOME                     $   9,881,129
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (9,845,753)
   Foreign currency transactions                (11,071)
-------------------------------------------------------
NET REALIZED LOSS                         $  (9,856,824)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(103,797,594)
   Foreign currency                              (4,310)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(103,801,904)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(113,658,728)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(103,777,599)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET                YEAR ENDED         YEAR ENDED
ASSETS                                    DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       9,881,129  $       8,915,128
   Net realized gain (loss)                      (9,856,824)        91,617,515
   Net change in unrealized appreciation
      (depreciation)                           (103,801,904)       (62,284,706)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    (103,777,599) $      38,247,937
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      33,976,470  $      39,477,487
   Withdrawals                                  (79,078,065)       (82,230,095)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $     (45,101,595) $     (42,752,608)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $    (148,879,194) $      (4,504,671)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     574,585,698  $     579,090,369
------------------------------------------------------------------------------
AT END OF YEAR                            $     425,706,504  $     574,585,698
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                 0.71%        0.71%        0.72%        0.72%        0.74%
   Interest expense                   0.01%        0.01%          --(1)      0.16%        0.01%
   Net investment income              2.00%        1.54%        1.68%        3.13%        4.42%
Portfolio Turnover                     169%         149%          93%          78%         169%
-----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                     (18.61)%         --           --           --           --
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $425,707     $574,586     $579,090     $459,616     $413,409
-----------------------------------------------------------------------------------------------

 (1)  Represents less than 0.01%
 (2) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Utilities Portfolio (the Portfolio), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve a high level of total return, consisting of capital appreciation and relatively predictable income by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its total assets in common stocks of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2001, $4,199 in credit balances were used to reduce the Portfolio's custodian fee.

 G Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. In addition, the Trustees voted to accept a reduction of BMR's compensation so that advisory fees paid will not exceed 0.65% on an annual basis on assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates thereafter. For the year ended December 31, 2001, the fee was equivalent to 0.65% of the Portfolio's average daily net assets for such period and amounted to $3,208,204. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $823,868,698 and $864,853,256, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $404,054,428
    ------------------------------------------------------
    Gross unrealized appreciation             $ 33,931,847
    Gross unrealized depreciation              (15,818,796)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 18,113,051
    ------------------------------------------------------

   The net unrealized appreciation on foreign currency at December 31, 2001, on a federal income tax basis, was $128.

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 2001 was $966,849 and the average interest rate was 4.21%. At December 31, 2001, the Portfolio did not have a loan outstanding under this agreement.

UTILITIES PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF UTILITIES PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Special Investment Trust and Portfolio are responsible for the overall management and supervision of the Eaton Vance Utilities Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

NAME,                       POSITION(S)              TERM OF OFFICE
ADDRESS                      WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                   TRUST/PORTFOLIO              SERVICE(3)               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Jessica M.               Trustee            Trustee Since 1998                  President and Chief Executive Officer of
Bibliowicz(1)                                                                   National Financial Partners (financial
Age 42                                                                          services company) (since April 1999).
The Eaton Vance                                                                 President and Chief Operating Officer of
Building                                                                        John A. Levin & Co. (registered
255 State Street                                                                investment advisor) (July 1997 to
Boston, MA 02109                                                                April 1999) and Director of Baker,
                                                                                Fentress & Company (which owns John A.
                                                                                Levin & Co., a registered investment
                                                                                advisor) (July 1997 to April 1999).
                                                                                Formerly, Executive Vice President of
                                                                                Smith Barney Mutual Funds (July 1994 to
                                                                                June 1997).
James B. Hawkes(2)       President and      President and Trustee Since 1989    Chairman, President and Chief Executive
Age 60                   Trustee                                                Officer of BMR, EVM and their corporate
The Eaton Vance                                                                 parent and trustee (EVC and EV); Vice
Building                                                                        President of EVD. President or officer
255 State Street                                                                of 170 funds managed by Eaton Vance or
Boston, MA 02109                                                                its affiliates.

NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                  OVERSEEN BY TRUSTEE(4)    HELD
-----------------------
Jessica M.                              165
Bibliowicz(1)
Age 42
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James B. Hawkes(2)                      170        Director of EVC, EV and EVM.
Age 60
The Eaton Vance
Building
255 State Street
Boston, MA 02109

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and Portfolio because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and Eaton Vance.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED DIRECTORS(S)

NAME,                       POSITION(S)              TERM OF OFFICE
ADDRESS                      WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                   TRUST/PORTFOLIO              SERVICE(3)               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee            Trustee Since 1989                  President of Dwight Partners, Inc.
Age 70                                                                          (corporate relations and communications
The Eaton Vance                                                                 company).
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III     Trustee            Trustee Since 1989                  Jacob H. Schiff Professor of Investment
Age 67                                                                          Banking Emeritus, Harvard University
The Eaton Vance                                                                 Graduate School of Business
Building                                                                        Administration.
255 State Street
Boston, MA 02109
Norton H. Reamer         Trustee            Trustee Since 1989                  Chairman and Chief Operating Officer,
Age 66                                                                          Hellman, Jordan Management Co., Inc. (an
The Eaton Vance                                                                 investment management company).
Building                                                                        President, Unicorn Corporation
255 State Street                                                                (investment and financial advisory
Boston, MA 02109                                                                services company) (since
                                                                                September 2000). Formerly, Chairman of
                                                                                the Board, United Asset Management
                                                                                Corporation (a holding company owning
                                                                                institutional investment management
                                                                                firms) and Chairman, President and
                                                                                Director, UAM Funds (mutual funds).

NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                  OVERSEEN BY TRUSTEE(4)    HELD
-----------------------
Donald R. Dwight                        170        Trustee/Director of the Royce Funds
Age 70                                             (consisting of 17 portfolios).
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Samuel L. Hayes, III                    170        Director of Tiffany & Co. Director of
Age 67                                             Telect, Inc.
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Norton H. Reamer                        170
Age 66
The Eaton Vance
Building
255 State Street
Boston, MA 02109

EATON VANCE UTILITIES FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

DISINTERESTED DIRECTORS(S) (CONTINUED)

NAME,                       POSITION(S)              TERM OF OFFICE
ADDRESS                      WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                   TRUST/PORTFOLIO              SERVICE(3)               DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Lynn A. Stout            Trustee            Trustee Since 1998                  Professor of Law, University of
Age 44                                                                          California at Los Angeles School of Law
The Eaton Vance                                                                 (since July 2001). Formerly, Professor
Building                                                                        of Law, Georgetown University Law Center
255 State Street                                                                (prior to July 2001).
Boston, MA 02109
Jack L. Treynor          Trustee            Trustee Since 1989                  Investment Adviser and Consultant.
Age 72
The Eaton Vance
Building
255 State Street
Boston, MA 02109

NAME,                     NUMBER OF PORTFOLIOS
ADDRESS                      IN FUND COMPLEX       OTHER DIRECTORSHIPS
AND AGE                  OVERSEEN BY TRUSTEE(4)    HELD
-----------------------
Lynn A. Stout                           165
Age 44
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Jack L. Treynor                         167
Age 72
The Eaton Vance
Building
255 State Street
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME,                       POSITION(S)              TERM OF OFFICE
ADDRESS                      WITH THE                 AND LENGTH OF             PRINCIPAL OCCUPATION(S)
AND AGE                   TRUST/PORTFOLIO              SERVICE(3)               DURING PAST FIVE YEARS(4)
------------------------------------------------------------------------------------------------------------------------
Duke Laflamme            Vice President of  Vice President Since 2001           Vice President of EVM and BMR since
Age 32                   Trust                                                  November 2001: Officer of 9 investment
The Eaton Vance                                                                 companies managed by EVM or BMR. Prior
Building                                                                        to November 2001, Mr. Laflamme was an
255 State Street                                                                Assistant Vice President and Research
Boston, MA 02109                                                                Associate for EVM and BMR. Prior to
                                                                                January 1998, he was an assistant
                                                                                portfolio manager at Norwest Investment
                                                                                Manager.
Judith A. Saryan         Vice President of  Vice President Since 1999           Vice President of EVM and BMR since
Age 47                   Trust Utilities                                        March 11, 1999. Prior to that,
The Eaton Vance          Portfolio                                              Portfolio Manager for State Street
Building                                                                        Global Advisors (1980-1999).
255 State Street
Boston, MA 02109
Edward E. Smiley, Jr.    Vice President of  Vice President Since 1997           Vice President of EVM and BMR. Officer
Age 57                   Trust                                                  of 34 investment companies managed by
The Eaton Vance                                                                 EVM or BMR.
Building
255 State Street
Boston, MA 02109
Alan R. Dynner           Secretary          Secretary Since 1997                Vice President, Secretary and Chief
Age 61                                                                          Legal Officer of BMR, EVM and EVC; Vice
The Eaton Vance                                                                 President, Secretary and Clerk of EVD.
Building                                                                        Secretary of 170 funds managed by EVM
255 State Street                                                                and its affiliates.
Boston, MA 02109
James L. O'Connor        Treasurer          Treasurer Since 1989                Vice President of BMR and EVM; Vice
Age 56                                                                          President of EVD. Treasurer of 170 funds
The Eaton Vance                                                                 managed by EVM and its affiliates.
Building
255 State Street
Boston, MA 02109

NAME,
ADDRESS
AND AGE
-----------------------
Duke Laflamme
Age 32
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Judith A. Saryan
Age 47
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Edward E. Smiley, Jr.
Age 57
The Eaton Vance
Building
255 State Street
Boston, MA 02109
Alan R. Dynner
Age 61
The Eaton Vance
Building
255 State Street
Boston, MA 02109
James L. O'Connor
Age 56
The Eaton Vance
Building
255 State Street
Boston, MA 02109

 The Statement of Additional Information for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF UTILITIES PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE UTILITIES FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122
--------------------------------------------------------------------------------

EATON VANCE UTILITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


159-2/02                                                                  UTSRC